                            SCHEDULE 14A INFORMATION
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

[X]     Filed by the Registrant
[ ]     Filed by a Party other than the Registrant
Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                     THE EMERGING MARKETS INCOME FUND II INC


                (Name of Registrant as Specified In Its Charter)

Payment  of Filing Fee (check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

        (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

        ------------------------------------------------------------------------

        (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

        (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

        (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

        (3)  Filing Party:

        ------------------------------------------------------------------------

        (4)  Date Filed:

        ------------------------------------------------------------------------

                     THE EMERGING MARKETS INCOME FUND II INC
                   125 BROAD STREET, NEW YORK, NEW YORK 10004



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                                                                August 21, 2002


To the Stockholders:


     The Annual Meeting of Stockholders (the "Meeting") of The Emerging Markets Income Fund II Inc (the "Fund") will be held at 388 Greenwich Street, 26th Floor, Conference Room N, New York, New York, on Thursday, September 19, 2002, at 3:30 p.m., New York time, for the purposes of considering and voting upon:

          1. The election of Directors (Proposal 1); and

          2. Any other business that may properly come before the Meeting.

     The close of business on August 6, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.


                                      By Order of the Board of Directors,


                                      Christina T. Sydor
                                      Secretary


--------------------------------------------------------------------------------
 TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                            REGISTRATION                                  VALID SIGNATURE
                            ------------                                  ---------------
CORPORATE ACCOUNTS
------------------
(1) ABC Corp. ................................................   ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp. ................................................   John Doe, Treasurer
(3) ABC Corp., c/o John Doe, Treasurer .......................   John Doe
(4) ABC Corp. Profit Sharing Plan ............................   John Doe, Trustee

TRUST ACCOUNTS
--------------
(1) ABC Trust ................................................   Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78 .....................   Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
----------------------------
(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA ......   John B. Smith
(2) John B. Smith ............................................   John B. Smith, Jr., Executor

                     THE EMERGING MARKETS INCOME FUND II INC

                   125 BROAD STREET, NEW YORK, NEW YORK 10004


                                ----------------


                                 PROXY STATEMENT

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of The Emerging Markets Income Fund II Inc (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund (the "Meeting") to be held at 388 Greenwich Street, 26th Floor, Conference Room N, New York, New York, on Thursday, September 19, 2002 at 3:30 p.m., New York time (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about August 21, 2002. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of Directors. The close of business on August 6, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On August 6, 2002, there were 23,605,349 shares of the Fund's common stock outstanding.

     In accordance with the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's common stock entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

     PIMCO Funds Advisors LLC ("PIMCO Advisors"), whose principal business address is 1345 Avenue of the Americas, New York, New York 10105, is the Fund's investment manager.

     Salomon Brothers Asset Management Inc ("SBAM"), whose principal business address is 388 Greenwich Street, New York, New York 10013, is the Fund's investment adviser. SBAM is an indirect wholly-owned subsidiary of Citigroup Inc.


                        PROPOSAL 1: ELECTION OF DIRECTORS

     In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, stockholders will be asked to elect two Class II Directors to hold office until the year 2005 Annual Meeting of Stockholders or thereafter when their respective successors are duly elected and qualified. The terms of office of the Class I and Class III Directors expire at the year 2004 and 2003 Annual

Meetings of Stockholders, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

     The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees named below. All of the nominees for election are currently members of the Fund's Board of Directors and have previously been elected a Director by the Fund's stockholders. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. As of April 20, 2001, Charles F. Barber became a Director emeritus* of the Fund.

     The following table provides information concerning the nominees for election as Class II Directors of the Fund:

                                                                                                   NUMBER OF
                                                                                                   PORTFOLIOS
                                                                                                   ADVISED BY
                                                                                                    SBAM,(1)
                                                                                                 SBAM AND PIMCO
                                                                                                  ADVISORS,(2)
                                                                                                   AND PIMCO
                                                                                                  ADVISORS(3)
                                                                           PRINCIPAL              AND OVERSEEN
                                    POSITION(S)                          OCCUPATION(S)             BY NOMINEE          OTHER
        NAME, ADDRESS                HELD WITH      LENGTH OF             DURING PAST              (INCLUDING      DIRECTORSHIPS
           AND AGE                     FUND        TIME SERVED              5 YEARS                 THE FUND)     HELD BY NOMINEE
-------------------------------   --------------   -----------   ----------------------------    --------------  -----------------
NON-INTERESTED DIRECTOR NOMINEE

Jeswald W. Salacuse                Director and       Since      Henry J. Braker Professor of        13(1)        Director of two
  Tufts University                   Member of        1993       Commercial Law and formerly          6(2)        registered
  The Fletcher School                the Audit                   Dean, The Fletcher School of         1(3)        investment
  of Law & Diplomacy                 Committee                   Law & Diplomacy, Tufts                           companies
  Packard Avenue                                                 University.                                      advised by
  Medford, MA 02155                                                                                               Advantage
  Age: 64                                                                                                         Advisers, Inc.
                                                                                                                  ("Advantage").
INTERESTED DIRECTOR NOMINEE

Heath B. McLendon**                Director and       Since      Managing Director of SBAM          185(1)        None
  Salomon Smith Barney Inc.        Co-Chairman        1998       and Salomon Smith Barney             6(2)
  125 Broad Street                                               Inc. ("SSB"); Chairman,              0(3)
  New York, NY 10004                                             President, Chief Executive
  Age: 68                                                        Officer and Director of
                                                                 Smith Barney Fund Management
                                                                 LLC ("SBFM") and Travelers
                                                                 Investment Adviser, Inc.
                                                                 ("TIA"); Director of the
                                                                 Travelers Investment
                                                                 Management Company and Citi
                                                                 Fund Management Inc.

------------
* Upon attainment of age 80, Fund Directors are required to change to emeritus status. Directors emeritus are entitled to serve in emeritus status for a maximum of 10 years, during such time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund Directors together with reasonable out-of-pocket expenses for each meeting attended.
** Mr. McLendon is an "interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), because he is a Managing Director of SBAM, the Fund's investment adviser.
(1)   Number of portfolios advised by SBAM or affiliates of SBAM.
(2) Number of portfolios advised by SBAM or affiliates of SBAM and PIMCO Advisors or affiliates of PIMCO Advisors.
(3) Number of portfolios advised by PIMCO Advisors or affiliates of PIMCO Advisors.

     The following table provides information concerning the remaining Directors of the Fund:

                                                                                                   NUMBER OF
                                                                                                   PORTFOLIOS
                                                                                                   ADVISED BY
                                                                                                    SBAM,(1)
                                                                                                 SBAM AND PIMCO
                                                                                                  ADVISORS,(2)
                                                                                                   AND PIMCO
                                                                                                  ADVISORS(3)
                                                                           PRINCIPAL              AND OVERSEEN
                                    POSITION(S)                          OCCUPATION(S)             BY DIRECTOR          OTHER
        NAME, ADDRESS                HELD WITH      LENGTH OF             DURING PAST              (INCLUDING       DIRECTORSHIPS
           AND AGE                     FUND        TIME SERVED              5 YEARS                 THE FUND)     HELD BY DIRECTOR
-------------------------------   --------------   -----------   ----------------------------    --------------  ------------------
CLASS I DIRECTORS SERVING UNTIL THE 2004 ANNUAL MEETING OF STOCKHOLDERS

NON-INTERESTED DIRECTORS

Leslie H. Gelb                     Director and       Since      President, The Council on           13(1)        Britannica.com,
  The Council on                     Member of        1994       Foreign Relations; formerly          6(2)        Director of two
  Foreign Relations                  the Audit                   Columnist, Deputy Editorial          0(3)        registered
  58 East 68th Street                Committee                   Page Editor and Editor, Op-                      investment
  New York, NY 10021                                             Ed Page, The New York Times.                     companies advised
  Age: 64                                                                                                         by Advantage.

Dr. Riordan Roett                  Director and       Since      Professor and Director,             13(1)        The Latin America
  The Johns Hopkins University       Member of        1995       Latin American Studies               6(2)        Equity Fund, Inc.
  1740 Massachusetts Ave. NW         the Audit                   Program, Paul H. Nitze               0(3)
  Washington, DC 20036               Committee                   School of Advanced
  Age: 63                                                        International Studies,
                                                                 The Johns Hopkins
                                                                 University.

CLASS III DIRECTOR SERVING UNTIL THE 2003 ANNUAL MEETING OF STOCKHOLDERS

INTERESTED DIRECTOR

Stephen J. Treadway*               Director and       Since      Managing Director of                 0(1)        None
  PIMCO Funds                      Co-Chairman        2000       Allianz Dresdner Asset               6(2)
  Distributors LLC                                               Management of America L.P.          56(3)
  2187 Atlantic Street,                                          ("ADAMA") (formerly, PIMCO
  Suite 100                                                      Advisors L.P.); Managing
  Stamford, CT 06902                                             Director and Chief Executive
  Age: 54                                                        Officer of PIMCO Funds
                                                                 Distributors LLC ("PFD")
                                                                 since May 1996; Managing
                                                                 Director and Chief
                                                                 Executive Officer, PIMCO
                                                                 Advisors.

----------
* Mr. Treadway is an "interested person" as defined in the 1940 Act because he is a director and/or officer of PIMCO Advisors, the Fund's investment manager.
(1)   Number of portfolios advised by SBAM or affiliates of SBAM.
(2) Number of portfolios advised by SBAM or affiliates of SBAM and PIMCO Advisors or affiliates of PIMCO Advisors.
(3) Number of portfolios advised by PIMCO Advisors or affiliates of PIMCO Advisors.

     The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director:


                                       DOLLAR RANGE OF EQUITY      AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS
    NAME OF DIRECTOR/NOMINEE           SECURITIES IN THE FUND          OVERSEEN BY DIRECTOR/NOMINEE AND ADVISED BY SBAM
---------------------------------     ------------------------    ----------------------------------------------------------
NON-INTERESTED DIRECTORS/NOMINEES
Leslie H. Gelb                                  None                                    $1 - $10,000
Dr. Riordan Roett                               None                                        None
Jeswald W. Salacuse                         $1 - $10,000                              $10,001 - $50,000

INTERESTED DIRECTORS/NOMINEES
*Heath B. McLendon                          $1 - $10,000                                over $100,000
*Stephen J. Treadway                            None                                        None

------------
* Messrs. McLendon and Treadway are "interested persons" as defined in the 1940 Act.

     No Director or nominee for election as Director who is not an "interested person" of the Fund as defined in the 1940 Act, nor any immediate family member of such persons, had any interest in SBAM, the Fund's investment adviser, or PIMCO Advisors, the Fund's investment manager, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with SBAM and/or PIMCO Advisors as of May 1, 2002.


RESPONSIBILITIES OF THE BOARD OF DIRECTORS

     The Board of Directors is responsible for ensuring that the Fund is managed in the best interest of its stockholders. The Directors oversee the Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers including PIMCO Advisors, SBAM, the custodian, the transfer agent and the administrator. As part of this process, the Directors consult with the Fund's independent auditors and with their own separate independent counsel.

     The Board of Directors has four regularly scheduled meetings each year and additional meetings are scheduled as needed. In addition, the Board has an audit committee which meets periodically during the year and whose responsibilities are described below.

     The Directors regularly review the Fund's financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund's fees and expenses to determine if they are reasonable and competitive in light of the services being received and while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Fund's management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, PIMCO Advisors, SBAM and their affiliates and other funds and clients managed by PIMCO Advisors and/or SBAM to ensure that the Fund is managed in a manner which is in the best interest of the Fund's stockholders.

     At August 6, 2002, Directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund's common stock. To the knowledge of the Fund's management, no person owned of record, or owned beneficially, more than 5% of the Fund's outstanding shares of common stock at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 22,548,026 shares, equal to approximately 95.52% of the outstanding shares of the Fund's common stock.

     The Fund's executive officers are chosen each year at the meeting of the Board of Directors of the Fund immediately following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. In addition to Messrs. McLendon and Treadway, the Fund's Co-Chairmen, the executive officers of the Fund are:

                                            POSITION(S)
                                             HELD WITH               LENGTH OF                  PRINCIPAL OCCUPATION(S)
       NAME, ADDRESS AND AGE                   FUND                 TIME SERVED                   DURING PAST 5 YEARS
----------------------------------   --------------------------   ----------------    -------------------------------------------
Peter Wilby                          President                       Since 2002       Managing Director of SSB and SBAM
  Salomon Smith Barney Inc.          Executive Vice President        1993-2002        since January 1996.
  388 Greenwich Street
  New York, NY 10013
  Age: 43

Lewis E. Daidone                     Chief Administrative            Since 2002       Managing Director of SSB; Chief Financial
  Salomon Smith Barney Inc.          Officer                                          Officer of the Smith Barney Mutual Funds;
  125 Broad Street, 11th Floor                                                        Director and Senior Vice President of SBFM
  New York, NY 10004                 Executive Vice                  1998-2002        and TIA.
  Age: 44                            President and Treasurer

Irving David                         Chief Financial               Since July 2002    Director of SSB.
  Salomon Smith Barney Inc.          Officer and Treasurer
  125 Broad Street, 10th Floor
  New York, NY 10004                 Controller                     May-July 2002
  Age: 41

James E. Craige                      Executive Vice President        Since 1999       Managing Director of SSB and SBAM since
  Salomon Smith Barney Inc.                                                           December 1998; Director of SSB and SBAM
  388 Greenwich Street                                                                since January 1998 and Vice President of
  New York, NY 10013                                                                  SSB and SBAM from May 1992 to January 1998.
  Age: 33

Thomas K. Flanagan                   Executive Vice President        Since 1994       Managing Director of SSB and SBAM since
  Salomon Smith Barney Inc.                                                           December 1998; Prior to December 1998,
  388 Greenwich Street                                                                Director of SSB and SBAM.
  New York, NY 10013
  Age: 49

Newton B. Schott, Jr.                Executive Vice President        Since 1997       Chief Administrative Officer, Managing
  PIMCO Funds Distributors LLC                                                        Director and General Counsel of PFD;
  2187 Atlantic Street, Suite 100                                                     Managing Director and Chief Legal Officer
  Stamford, CT 06902                                                                  of PIMCO Advisors.
  Age: 60

Brian S. Shlissel                    Executive Vice President        Since 2002       Senior Vice President of ADAMA since July
  PIMCO Funds Advisors LLC                                                            1999; Vice President of Mitchell Hutchins
  1345 Avenue of the Americas                                                         Asset Management (1993-1999).
  New York, NY 10105
  Age: 37

Frances M. Guggino                   Controller                      Since 2002       Vice President, Citigroup Asset
  Salomon Smith Barney Inc.                                                           Management.
  125 Broad Street, 10th Floor
  New York, NY 10004
  Age: 40

                                            POSITION(S)
                                             HELD WITH               LENGTH OF                  PRINCIPAL OCCUPATION(S)
       NAME, ADDRESS AND AGE                   FUND                 TIME SERVED                   DURING PAST 5 YEARS
----------------------------------   --------------------------   ----------------    -------------------------------------------
Christina T. Sydor                   Secretary                       Since 1998       Managing Director of SSB; General Counsel
  Salomon Smith Barney Inc.                                                           and Secretary of SBFM and TIA.
  300 First Stamford Place
  Stamford, CT 06902
  Age: 51

     The Fund's Audit Committee is composed entirely of Directors who are not "interested persons" of the Fund, PIMCO Advisors, SBAM or their affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. The Fund's Audit Committee is composed of Messrs. Gelb and Salacuse and Dr. Roett. The principal functions of the Audit Committee are: (i) to recommend to the Board the appointment of the Fund's independent auditors; (ii) to review with the independent auditors the scope and anticipated cost of their audit; and (iii) to receive and consider a report from the independent auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met twice during the fiscal year ended May 31, 2002. The Fund has no nominating or compensation committees. The Fund adopted an Audit Committee Charter at a meeting held on May 23, 2000.


                         REPORT OF THE AUDIT COMMITTEE

     Pursuant to a meeting of the Audit Committee on July 24, 2002, the Audit Committee reports that it has (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with PricewaterhouseCoopers LLP ("PwC"), the independent auditors to the Fund, the matters (such as the quality of the Fund's accounting principles and internal controls) required to be discussed by Statement on Auditing Standards No. 61; and (iii) received written confirmation from PwC that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with PwC the auditors' independence. Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended May 31, 2002.

     During the fiscal year ended May 31, 2002, the Board of Directors held four regular meetings and one special meeting. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committee for which he was eligible.

     A representative of PwC will be available by telephone at the Meeting to answer appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the Directors by the Fund, as well as by the various other investment companies advised by PIMCO Advisors and/or SBAM. The following table provides information concerning the compensation paid from the Fund to each Director during the fiscal year ended May 31, 2002 and the total compensation paid to each Director during the calendar year ended December 31, 2001. Certain of the Directors listed below are members of the Fund's Audit Committee and other committees of certain other investment companies advised by PIMCO Advisors and/or SBAM and its affiliates, and accordingly, the amounts provided in the table include compensation for service on such committees. The Fund does not provide any pension or retirement benefits to Directors. In addition, no remuneration was paid during the fiscal year ended May 31, 2002 by the Fund to Messrs. McLendon and Treadway who are "interested persons" as defined in the 1940 Act.

                                                                               TOTAL COMPENSATION FROM THE FUND AND OTHER FUNDS
                                  AGGREGATE COMPENSATION FROM THE FUND FOR          ADVISED BY SBAM AND ITS AFFILIATES FOR
NAME OF DIRECTORS                      THE FISCAL YEAR ENDED 5/31/02                   THE CALENDAR YEAR ENDED 12/31/01
------------------------------   ------------------------------------------   -------------------------------------------------
                                                                                               DIRECTORSHIPS(A)
Leslie H. Gelb ...............                    $8,500                                         $51,700(10)
Dr. Riordan Roett ............                    $8,500                                         $83,600(10)
Jeswald W. Salacuse* .........                    $8,500                                         $83,600(10)

------------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that Director.

* Mr. Salacuse also was compensated $8,150 during the calendar year ended December 31, 2001 for his services as director of Municipal Advantage Fund Inc. which is managed by PIMCO Advisors.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's Directors and officers, persons who own more than 10% of the Fund's common stock, PIMCO Advisors, SBAM, and their respective directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange, Inc. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings. Based solely upon its review of the copies of such filings received by it and certain other information received by it, the Fund believes that, for the fiscal year ended May 31, 2002, all filing requirements applicable to such persons were complied with except that timely Form 3 filings may not have been made for Leslie H. Gelb, Thomas K. Flanagan, Anthony Pace, Ross S. Margolies, Virgil Cumming and Wendy Murdock. However, during the Fund's fiscal year ended May 31, 2002, no purchases and sales were made by any of the foregoing people and, with the exception of Anthony Pace, who is no longer employed by SBAM, they have each subsequently filed Form 3s.


REQUIRED VOTE

     Directors are elected by a plurality of the votes cast by the holders of shares of the Fund's common stock present in person or represented by proxy at a meeting at which a quorum is present. For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for Directors

     THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS," UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR.


                      FEES PAID TO INDEPENDENT ACCOUNTANTS

     AUDIT FEES. Fees for the annual audit of the Fund's financial statements by PricewaterhouseCoopers LLP ("PwC") for the fiscal year ended May 31, 2002 were $50,000.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees billed for financial information systems design and implementation services rendered by PwC to the Fund, SBAM, PIMCO Advisors and entities controlled by or affiliated with SBAM and PIMCO Advisors that provide services to the Fund for the fiscal year ended May 31, 2002.

     ALL OTHER FEES. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PwC to the Fund, SBAM, PIMCO Advisors and entities controlled by or affiliated with SBAM and/or PIMCO Advisors that provide services to the Fund for the fiscal year ended May 31, 2002 were $3,208,144. The Fund's Audit Committee has determined that provision of these non-audit services is compatible with maintaining the independence of PwC.


                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 2003 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than April 23, 2003. Any stockholder who desires to bring a proposal at the Fund's 2003 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to The Emerging Markets Income Fund II Inc, 125 Broad Street, New York, New York 10004) during the period from June 21, 2003 to July 21, 2003.


                               OTHER INFORMATION

     The Fund's Annual Report containing financial statements for the fiscal year ended May 31, 2002 is available free of charge by writing to the Fund c/o Salomon Brothers Asset Management Inc at the address listed on the front cover, or by calling toll-free 1-888-777-0102.


                        EXPENSES OF PROXY SOLICITATION

     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of SBAM, PIMCO Advisors or their affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.


                                OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

August 21, 2002

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                                     PROXY

                    THE EMERGING MARKETS INCOME FUND II INC

                   PROXY SOLICITED ON BEHALF OF THE DIRECTORS


     The undersigned hereby appoints Heath B. McLendon, Robert A. Vegliante, Robert M. Nelson, Judith C. Loomis and Lewis E. Daidone, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of The Emerging Markets Income Fund II Inc (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at 388 Greenwich Street, 26th Floor, Conference Room N, New York, New York on Thursday, September 19, 2002, at 3:30 p.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.



THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.


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 SEE REVERSE              (CONTINUED ON REVERSE SIDE)               SEE REVERSE
    SIDE                                                               SIDE
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


                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!


                         ANNUAL MEETING OF STOCKHOLDERS
                    THE EMERGING MARKETS INCOME FUND II INC

                               SEPTEMBER 19, 2002


                 Please Detach and Mail in the Envelope Provided
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        PLEASE MARK YOUR,
A  [X]  VOTES AS IN THIS
        EXAMPLE.

                                                                WITHHOLD
                                          FOR               authority to vote
                                        nominees            for the nominees
                                     listed at right         listed at right

1. ELECTION OF CLASS II DIRECTORS         [ ]                      [ ]

To serve until the year 2005 Annual Meeting of Stockholders:

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the name of the nominee on the line below.)


--------------------------------------------------------------------------------

NOMINEES:

      (1) Jeswald W. Salacuse
      (2) Heath B. McLendon

2. Any other
business that may properly come before the Meeting.

3. I will be attending the Meeting.                                [ ]


Please complete, sign and date hereon and mail in accompanying postpaid envelope.




Signature                                             Date                , 2002
          ------------------------------------------       ---------------


Signature                                             Date                , 2002
          ------------------------------------------       ---------------
                      (IF JOINTLY HELD)


NOTE: Please sign this proxy exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.
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